Exhibit 10.1
Execution Version

AMENDMENT NO. 1
TO
THIRD AMENDED AND RESTATED
LOAN AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”), dated as of September 28, 2018 (the “First Amendment Date”), is entered into among AVIAT NETWORKS, INC., a Delaware corporation (the “Parent”), AVIAT U.S., INC., a Delaware corporation (“Opco”, together with Parent, the “US Borrowers” and each a “Borrower”), and AVIAT NETWORKS (S) PTE. LTD., a private company limited by shares formed under the laws of the Republic of Singapore (“Aviat Singapore” or “Singapore Borrower”, and together with US Borrowers, the “Borrowers”) and SILICON VALLEY BANK (“Bank”). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.
RECITALS
A.Borrowers and Bank entered into that certain Third Amended and Restated Loan Agreement dated as of June 29, 2018 (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”).
B.Bank has extended credit to Borrowers for the purposes permitted in the Loan Agreement.
C.Borrowers have requested that Bank amend the Loan Agreement to revise certain provisions, as more fully set forth herein.
D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:
1.AMENDMENTS TO LOAN AGREEMENT. Bank hereby agrees, subject to the terms of Section 4 and Section 5 hereof, to amend the Loan Agreement as follows:
(a)    Section 1.1 (Definitions). The following definitions in Section 1.1 of the Loan Agreement are replaced and superseded in their entirety as set forth below:
“Quick Assets” is, on any date, Borrowers’ consolidated (i) unrestricted cash and Cash Equivalents, (ii) net billed accounts receivable, (iii) investments with Bank with maturities of fewer than twelve (12) months determined according to GAAP, and (iv) the lesser of (a) 50% of unbilled accounts receivable or (b) $7,000,000.

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2.    LIMITATION.
2.1    The amendments set forth in Section 1 hereof shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which the Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future amendment or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) to limit or impair the Bank’s right to demand strict performance of all terms and covenants as of any date.
2.2    This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement are hereby ratified and confirmed and shall remain in full force and effect.
3.    BORROWERS’ REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants that:
(a)    immediately upon giving effect to this Amendment, (i) the representations and warranties contained in the Loan Agreement are true, accurate and complete in all material respects as of the First Amendment Date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all materials respects as of such date), and (ii) no Event of Default has occurred and is continuing;
(b)    such Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
(c)    the certificate of incorporation, bylaws and other organizational documents of such Borrower delivered to the Bank on the Effective Date, as amended, supplemented or restated by those documents delivered on or prior to the First Amendment Date, remain true, accurate and complete and have not been amended, supplemented or restated, except for those amendments, supplements or restatements delivered to the Bank on or prior to the First Amendment Date, and are and continue to be in full force and effect;
(d)    the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of its obligations under the Loan Agreement have been duly authorized by all necessary trust action on the part of such Borrower;
(e)    this Amendment has been duly executed and delivered by such Borrower and is the binding obligation of such Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and other equitable principles; and

(f)    as of the First Amendment Date, such Borrower has no defenses against the obligations to pay any amounts under the Obligations and no claims of any nature whatsoever against Bank. Such Borrower acknowledges that Bank has acted in good faith and each has conducted in a commercially reasonable manner its relationships with such Borrower in connection with this Amendment and in connection with the Loan Agreement.

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The Borrowers understand and acknowledge that the Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agree that such reliance is reasonable and appropriate.
4.    EFFECT AND EFFECTIVENESS. This Amendment shall be effective upon the fulfillment by the Borrowers in a manner reasonably satisfactory to the Bank, of all of the following conditions precedent set forth in this Section 4:
(a)    Amendment. The Bank shall have received this Amendment, duly executed and delivered by the Borrowers.
(b)    Fees and Expenses. The Borrowers shall have paid all expenses (including all reasonable attorneys’ fees and reasonable expenses) of the Bank, incurred and invoiced through the date of this Amendment.
To the extent that any of the terms and conditions in this Amendment shall contradict or be in conflict with any of the terms or conditions of the Loan Agreement, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

5.    COUNTERPARTS; TELECOPY. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment. Delivery of an executed counterpart of a signature page of the Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of the Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.
6.    INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by the Bank with respect to the Borrowers and the Collateral shall remain in full force and effect. This Amendment is a Loan Document.
7.    GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, REFERENCE PROCEEDINGS AND ARBITRATION SET FORTH IN SECTION 11 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

AVIAT NETWORKS, INC.
By: /s/ Eric Chang
Name: Eric Chang
Title: Principal Accounting Officer

AVIAT U.S, INC.
By: /s/ Eric Chang
Name: Eric Chang
Title: Director

AVIAT NETWORKS (S) PTE. LTD.
By: /s/ Kevin Holwell
Name: Kevin Holwell
Title: VP Finance/Director

[Signature Page to Amendment No. 1 to Third Amended and Restated Loan and Security Agreement]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BANK:

SILICON VALLEY BANK
By: /s/ Kyle Larrabee
Name: Kyle Larrabee
Title: Vice President

[Signature Page to Amendment No. 1 to Third Amended and Restated Loan and Security Agreement]
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